                                     FORM OF

                            MORTGAGEIT HOLDINGS, INC.

                                            SHARES

                                  COMMON STOCK
                                ($0.01 PAR VALUE)

                             UNDERWRITING AGREEMENT

                                            , 2005

                         FORM OF UNDERWRITING AGREEMENT

                                                                          , 2005

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Friedman, Billings, Ramsey & Co., Inc.
as Representatives to the Underwriters listed on Schedule II of this
Underwriting Agreement c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

                  MortgageIT Holdings, Inc., a Maryland corporation (the
"Company") and certain stockholders of the Company listed on Schedule I hereto
(the "Selling Stockholders") each confirms its respective agreement with the underwriters named in Schedule II hereto (the "Underwriters"), for whom
Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch") are acting as representative(s) (the
"Representatives"), with respect to the sale by the Company and the Selling
Stockholders, acting severally and not jointly, of an aggregate of shares (the
"Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the
Company in the respective number of shares set forth opposite the names of the
Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in
Schedule II hereto. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional shares of Common Stock (the
"Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

                  The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder
(collectively, the "Act"), with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-11 (File No. 333-125556)
including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof, being herein called a "Preliminary
Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus." As used herein,
"business day" shall mean a day on which the New York Stock Exchange is open for trading.

                  Each Selling Stockholder has executed and delivered a Custody
Agreement and an Irrevocable Power of Attorney of Selling Stockholder in the
forms attached hereto as Exhibit A (collectively, the "Custody Agreement and
Power of Attorney") pursuant to which each Selling

Stockholder party thereto has placed the certificates relating to the Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys-in-fact (the "Attorneys-in-Fact") with the authority to execute and deliver this Agreement on behalf of such Selling
Stockholder and to take certain other actions with respect thereto and hereto.

                  The Company, the Selling Stockholders and the
Underwriters agree as follows:

         1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters, and each Selling
Stockholder agrees, severally and not jointly, to sell to the Underwriters, the number of Firm Shares set forth in Schedule I opposite the Company's and each such Selling Stockholder's name and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of
Firm Shares set forth in Schedule II opposite such Underwriter's name, subject to adjustment in accordance with Section 11 hereof, in each case at a purchase price of $ per Share. The Company and the Selling Stockholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the
Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  In addition, the Company hereby grants to the several
Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the
Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the
Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders for the Firm Shares. This option may be exercised by Merrill Lynch on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the
Agreement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be purchased (such date and time being herein referred to as the "additional time of purchase");
provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares that bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such
Underwriter on Schedule II hereto bears to the total number of Firm Shares
(subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 11 hereof.

         2. Payment and Delivery. Payment of the purchase price for the Firm
Shares shall be made to the Company and each of the Selling Stockholders by
Federal Funds wire transfer to the account specified by the Company and the
Custodian pursuant to each Selling Stockholder's Power of Attorney and Custody
Agreement, as the case may be, against delivery of the certificates for the Firm
Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be
made at 10:00 A.M., New York City time, on           , 2005 (unless another time
shall be agreed to by you, the Company and the Selling Stockholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called
"the time of purchase." Electronic

                                       -2-

transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

                  Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional
Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

                  Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Clifford
Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 9:00 A.M., New
York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

         3. Representations and Warranties of the Company. The Company
represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the
         Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase and any additional time of purchase, in all material respects with the requirements of the Act and the Prospectus will comply, as of its date and at the time of purchase and any additional times of purchase, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the
         Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-11 have been satisfied; the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
         provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in any Preliminary Prospectus, the Registration
         Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the then most recent Preliminary Prospectus and the Prospectus;

                  (b) as of the date of this Agreement, the Company has an
         authorized and outstanding capitalization as set forth under the heading "Actual" in the section of the Registration Statement and the
         Prospectus entitled "Capitalization" and, as of the time of purchase and the additional

                                      -3-

         time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization;" all of the issued and outstanding shares of the Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

                  (c) the Company has been duly incorporated and is validly
         existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the
         Registration Statement and the Prospectus, to execute and deliver this
         Agreement and to issue, sell and deliver the Shares as contemplated herein;

                  (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a
         "Material Adverse Effect");

                  (e) the Company has no "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X) other than, as of the time of purchase, MortgageIT, Inc. ("MIT") and MortgageIT SPV I, (collectively, the "Subsidiaries"); except with respect to Next At Bat Lending, Inc.,
         MHL Funding Corp., Home Closer LLC, MortgageIT Capital Trust I and
         MortgageIT Capital Trust II, as of the time of purchase, the Company will own, directly or indirectly, all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own and will not own as of the time of purchase, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws of the Company and the
         Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase;
         each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
         all of the outstanding shares of capital stock of each of the
         Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this
         Section 3(e)) will be owned, directly or indirectly, as of the time of purchase, by the Company subject to no security interest, other encumbrance or adverse claims except for any security interest of
         Technology Investment Capital Corp. pursuant to the Note Purchase
         Agreement between TICC and MIT (the "TICC Lien"); and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                  (f) the Shares to be purchased by the Underwriters from the
         Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and

                                      -4-

         non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

                  (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates to be used to evidence the Shares will be, as of the time of purchase, in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                  (h) this Agreement has been duly authorized, executed and
         delivered by the Company;

                  (i) neither the Company nor any of the Subsidiaries is in
         breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (1) its respective charter or by-laws, or (2) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or (3) any license, lease, contract or other agreement or instrument to which the Company or any of the
         Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except, in the case of clauses (2)
         and (3), for such breaches, violations or defaults which would not individually or in the aggregate have a Material Adverse Effect, and the execution, delivery and performance of this Agreement by the
         Company, the issuance and sale of the Shares to be sold by the Company, and the consummation of the transactions contemplated hereby by the
         Company will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the charter or by-laws of the Company or any of the
         Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

                  (j) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares to be sold by the Company, or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

                  (k) except as set forth in the Registration Statement and the
         Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the
         Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of
         Common Stock or shares of any other capital stock or other equity interests of the Company or, except for the TICC Lien, the
         Subsidiaries, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company or the
         Subsidiaries in connection with the offer and sale of the Shares to be sold by the Company, in the case of each of the foregoing clauses (i),
         (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares to be sold by the
         Company as contemplated thereby or otherwise; and, except as set forth in the Registration Statement and the Prospectus, no

                                      -5-

         person has the right, contractual or otherwise, to cause the Company or the Subsidiaries to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the
         Company or the Subsidiaries, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration
         Statement or the sale of the Shares as contemplated thereby or otherwise;

                  (l) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except for such licenses, authorizations, consents, approvals or filings, the failure of which to obtain or make would not, individually or in the aggregate, have a Material Adverse
         Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

                  (m) all legal or governmental proceedings, affiliate
         transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

                  (n) there are no actions, suits, claims, investigations or proceedings pending or to the Company's knowledge, threatened or, to the Company's knowledge, contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which is described in the Registration Statement or would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

                  (o) BDO Seidman, LLP, whose report on the consolidated
         financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the
         Prospectus, are independent public accountants as required by the Act;

                  (p) the audited financial statements included in the
         Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a

                                      -6-

         basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus; and all
         disclosures contained in the Registration Statement or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Securities Exchange Act of 1934, as amended (the "Exchange Act")
         and Item 10 of Regulation S-K under the Act, to the extent applicable.

                  (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii)
         any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or material change in the outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the Subsidiaries;

                  (r) the Company has obtained for the benefit of the
         Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit B hereto, of each of its directors and executive officers, Sean McGrath, Gary Bierfriend, John Kornreich, Diamond Hill
         Investments, L.P., AE & JE Associates, LLC and ING Capital LLC;

                  (s) the Company is not and, after giving effect to the
         offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the
         "Investment Company Act");

                  (t) the Company and each of the Subsidiaries has good and
         marketable title to all property (real and personal) described the
         Registration Statement and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except as otherwise described in the Registration
         Statement and except for such liens, claims, security interests or other encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect; all the property described in the
         Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

                  (u) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the
         Prospectus (collectively, "Intellectual Property") as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a
         Material Adverse Effect; except in such circumstances where there would not, individually or in the aggregate, be a Material Adverse Effect,
         (i) there are no third parties who have or, to the Company's knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual

                                      -7-

         Property; (iii) there is no pending or, to the knowledge of the
         Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the
         Company is unaware of any facts which could form a reasonable basis for any such claim; (v) there is no pending or, to the knowledge of the
         Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the
         Company is unaware of any facts which could form a reasonable basis for any such claim; (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) to the knowledge of the
         Company, there is no prior art that may render any patent application owned by the Company of the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

                  (v) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which are described in the Registration Statement or would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the
         National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the
         Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the
         Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974
         ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

                  (w) each of the Company and the Subsidiaries are in compliance with Environmental Laws (as defined below) and is in compliance with the material terms of any required permits, licenses, authorizations and approvals required under, Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material
         Adverse Effect; there are no past or present or, to the Company's knowledge reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with,
         Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, and except that no representation is made with respect to any property that relates to loan originations and loans held for sale, other than properties on which the Company or any Subsidiary has foreclosed and currently holds as an asset ("Foreclosure Property"), neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or, to the knowledge of the Company, threatened release or cleanup at any location of any Hazardous
         Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign

                                      -8-

         law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of
         Hazardous Materials, and "Hazardous Materials" means any material
         (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

                  (x) except with respect to any property, other than a
         Foreclosure Property, that relates to loan originations and loans held for sale as to which no representation is made, in the ordinary course of its business, the Company and each of the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental
         Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

                  (y) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

                  (z) the Company and each of the Subsidiaries maintains
         insurance covering its properties, operations, personnel and businesses as the Company deems adequate and as previously disclosed to the
         Underwriters; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

                  (aa) neither the Company nor any of the Subsidiaries has
         sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

                  (bb) none of the Company or any of the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or, to the Company's or any of the Subsidiaries'
         knowledge, any other party to any such contract or agreement;

                  (cc) the Company and each of the Subsidiaries maintains a
         system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization;
         and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                                      -9-

                  (dd) the Company has established disclosure controls and
         procedures (as such term is defined in Rule 13a-14 and 15d-14 under the
         Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief
         Executive Officer and its Chief Financial Officer by others within those entities; the Company's auditors and the audit committee of the
         Board of Directors have been advised of: (i) any significant deficiencies in the design of internal controls which could adversely affect the Company's, including its consolidated subsidiaries' ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the
         Company's auditors; and except as disclosed in the Company's filings made pursuant to the Exchange Act, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

                  (ee) the Company and the Subsidiaries have provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the
         Company or any Subsidiary, or to any family member or affiliate of any director or executive officer of the Company or any Subsidiary since
         January 1, 2003 or that is outstanding; and, except as disclosed in the
         Prospectus, none of the Company or any Subsidiary has, directly or indirectly, (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any Subsidiary, or to or for any family member or affiliate of any director or executive officer of the Company or any Subsidiary; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any Subsidiary, or any family member or affiliate of any director or executive officer;

                  (ff) any statistical and market-related data included in the
         Registration Statement and the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

                  (gg) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or the
         Subsidiaries has made any payment of funds of the Company or the
         Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

                  (hh) neither the Company nor any of the Subsidiaries nor to the Company's knowledge has any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (ii) to the Company's and the Subsidiaries' knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's and the Subsidiaries' officers, directors or 5% or greater securityholders, except as set forth in the Registration
         Statement and the Prospectus;

                                      -10-

                  (jj) the Company, the Subsidiaries and any of the officers and directors of the Company and any of the Subsidiaries, in their capacities as such, are, and at the time of purchase and any additional date of purchase will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

                  (kk) commencing with its taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a "REIT") under the Internal Revenue Code 1986, as amended (the
         "Code"), and its current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code; and

                  (ll) each Subsidiary that is a partnership or a limited
         liability company has been properly classified either as a partnership or as an entity disregarded as separate from the Company for Federal income tax purposes throughout the period from its formation through the date hereof.

                  In addition, any certificate signed by any officer of the
Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

         4. Representations and Warranties of the Selling Stockholders.
Each Selling Stockholder, severally and not jointly, represents and warrants
(as to itself only) to the Underwriters that:

                  (a) such Selling Stockholder has full power and authority to enter into this Agreement, and the Custody Agreement and Power of
         Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and
         Power of Attorney and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody
         Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling
         Stockholder and constitutes a valid and binding agreement of such
         Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnity and contribution provisions of Section 12 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

                  (b) such Selling Stockholder now has, and at the time of
         purchase will have, (A) valid title to the Shares to be sold by such
         Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody
         Agreement and Power of Attorney), and (B) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling
         Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver to the Underwriters
         (assuming no such Underwriter has notice of any "adverse claim," within the meaning of Section 8-105 of the New York Uniform Commercial Code,
         to such Shares) good and marketable title thereto, free and clear of any adverse claim within the meaning of Section 8-102 of the New York
         Uniform Commercial Code;

                                      -11-

                  (c) at the time of purchase, all stock transfer or other taxes
         (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling
         Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

                  (d) the performance of this Agreement and the Custody
         Agreement and Power of Attorney and the consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder's properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling
         Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of such Selling
         Stockholder; or (B) result in any violation of the provisions of the charter or bylaws or other organizational instrument of such Selling
         Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties;

                  (e) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the
         Selling Stockholder's execution, delivery and performance of this
         Agreement and the Custody Agreement and Power of Attorney, its
         consummation of the transactions contemplated herein and therein, and its sale and delivery of the Shares to be sold by such Selling
         Stockholder, other than (A) such as have been obtained, or will have been obtained at the time of purchase or the additional time of purchase, as the case may be, under the Securities Act and the Exchange
         Act, (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the NYSE, (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (D) the approval of the NASD of the fairness and reasonableness of the proposed terms and conditions of the underwriting and sale of the
         Shares by the Underwriters;

                  (f) such Selling Stockholder is not prompted to sell Shares by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement or the Prospectus;

                  (g) all information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Selling Stockholder makes no warranty or representation with respect to any statement contained in the Registration Statement or the
         Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through you to the Company expressly for use in the
         Preliminary Prospectus, the Registration Statement or the Prospectus
         or pursuant to any employee benefit plan described in the Registration
         Statement and the Prospectus;

                                      -12-

                  (h) other than as permitted by the Securities Act and the
         Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the
         Prospectus or any other offering material in connection with the offering and sale of the Shares. Neither such Selling Stockholder, nor to such Selling Stockholder's knowledge, any of such Selling
         Stockholder's directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted, or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (i) certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints
         American Stock Transfer & Trust Company, as custodian (the
         "Custodian"), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys-in-Fact, the Underwriters, each other
         Selling Stockholder and the Company; that the arrangements made by such
         Selling Stockholder for such custody and the appointment of the
         Custodian and the Attorneys-in-Fact by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact and the Custodian pursuant to the
         Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact, or either of them, shall have received notice thereof;

                  (j) such Selling Stockholder has not relied upon the
         Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

                  (k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus;

                  (l) such Selling Stockholder does not have, or has waived
         prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling
         Stockholders to the Underwriters pursuant to this Agreement; and such
         Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the
         Registration Statement and the Prospectus;

                  (m) there are no contracts, agreements or understandings
         between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering; and

                                      -13-

                  (n) other than the Dawntreader Funds, Michael H. Finnell, Mark
         Goldwasser, Peter M. Miller, Wit VC Fund I LP and ING Capital LLC, such
         Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

                  In addition, any certificate signed by any officer of a
Selling Stockholder and delivered to the Underwriters or counsel for the
Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

         5. Certain Covenants of the Company. The Company hereby agrees:

                  (a) to furnish such information as may be required and
         otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate as of the date of this Agreement and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the
         Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration
         Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section
         10(a)(3) of the Act in connection with the sale of the Shares, the
         Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the
         Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                  (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the offering of the
         Shares may commence, the Company will endeavor to cause the
         Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule
         424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

                  (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the
         Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the
         Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise

                                      -14-

         you promptly of any proposal to amend or supplement the Registration
         Statement or the Prospectus and to provide you and Underwriters'
         counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object reasonably in writing providing an explanation including any legal justification;

                  (e) subject to Section 5(d) hereof, to file promptly all
         reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the
         Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares;

                  (f) if necessary or appropriate, to file a registration
         statement pursuant to Rule 462(b) under the Act;

                  (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the
         Shares is required to be delivered under the Act which in the judgment of the Company, after receiving advice from outside securities law counsel of national reputation, could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

                  (h) to make generally available to its security holders, and to deliver to you (but expressly not your analysts covering the Company or REITs generally), an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration
         Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;

                  (i) to furnish to its stockholders as soon as practicable
         after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, stockholders'
         equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

                  (j) to furnish to you copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto
         (including all exhibits thereto) and sufficient copies of the foregoing
         (other than exhibits) for distribution of a copy to each of the other
         Underwriters;

                  (k) to furnish to you promptly and, upon written request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company has sent to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K,
         10-Q and 8-K, or such other similar forms as may be designated by the
         Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the
         Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries; provided however that any report which upon filing will be available through
         EDGAR shall be deemed furnished in accordance with this Section 5(k);

                                      -15-

                  (l) to furnish to you (but expressly not your analysts
         covering the Company or REITs generally), as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to
         Section 9(d) hereof;

                  (m) to apply the net proceeds from the sale of the Shares by the Company in the manner set forth under the caption "Use of Proceeds"
         in the Prospectus;

                  (n) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each
         Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the
         Shares to be sold by the Company including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of such Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among
         Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the
         Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the listing of the
         Shares to be sold by the Company on the New York Stock Exchange, Inc.,
         (vi) any filing for review of the public offering of the Shares by the
         NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, which fees and disbursements, together with the legal fees and disbursements of counsel for the Underwriters described in clause (iv), shall not exceed $7,000.00, (vii) the fees and disbursements of any transfer agent or registrar for the Shares,
         (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters'
         sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the
         Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company's other obligations hereunder;

                  (o) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common
         Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common
         Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of
         Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the
         "Lock-Up Period"), without the prior written consent of the
         Representatives, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of
         Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the

                                      -16-

         Prospectus, (iii) the issuance of restricted stock and stock options not transferable or exercisable during the Lock-Up Period pursuant to incentive stock plans described in the Registration Statement and the
         Prospectus, (iv) the issuance of Common Stock pursuant to a dividend reinvestment plan, and (v) the registration on Form S-8 of shares of
         Common Stock issuable under the Amended Long-Term Incentive Plan;

                  (p) to file a supplemental listing application relating to the listing of the Shares to be sold by the Company on the New York Stock
         Exchange; and

                  (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the
         Common Stock.

         6. Certain Covenants of the Selling Stockholders. Each Selling
Stockholder, severally and not jointly, hereby agrees with each Underwriter:

                  (a) to deliver to the Representative prior to the time of
         purchase a properly completed and executed United States Treasury
         Department Form W-8 (if the Selling Stockholder is a non-United States
         person, within the meaning of the Code) or Form W-9 (if the Selling
         Stockholder is a United States person, within the meaning of the Code);

                  (b) if, at any time prior to the date on which the
         distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling
         Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative; and

                  (c) such Selling Stockholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the
         Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

         Each executive officer and director of the Company, Diamond Hill
Investments, L.P., AE & JE Associates and ING Capital LLC, hereby agreed with each underwriter to furnish to the Representatives, prior to the time of purchase, a Lock-up Agreement, substantially in the form of Exhibit B hereto.

         7. Reimbursement of Underwriters' Expenses by the Company. If the
Shares are not delivered for any reason other than the termination of this
Agreement pursuant to subsection (y)(i), (iii), (iv) or (v) of the second paragraph of Section 10 hereof or the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

         8. Expenses of the Selling Stockholders. The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (A) fees and expenses of counsel and other advisors for such Selling
Stockholders not paid by the Company and (B) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the
Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

                                      -17-

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and each of the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the following additional conditions precedent:

                  (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of
         Patton Boggs LLP, counsel for the Company, addressed to the
         Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Clifford
         Chance US LLP, counsel for the Underwriters, stating that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing with the
                  State Department of Assessments and Taxation of Maryland, with full corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the
                  Shares to be sold by the Company as contemplated herein;

                           (ii) each of the Subsidiaries has been duly
                  incorporated and is validly existing as a corporation or
                  limited liability company in good standing (with respect to those states that recognize the concept of good standing)
                  under the laws of its jurisdiction of incorporation, with full corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its
                  business as described in the Registration Statement and the
                  Prospectus;

                           (iii) each of the Company and the Subsidiaries is
                  duly qualified to do business as a foreign corporation and
                  (with respect to those states that recognize the concept of good standing) the Company is in good standing in the state of
                  New York and MIT is in good standing in the states of Arizona,
                  California, Colorado, Florida, Georgia, Illinois, Nevada,
                  Texas and Washington, which are the only states where we have been advised that the inability of the Company and the
                  Subsidiaries to conduct business would amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole (in rendering such opinion such counsel may state that its opinion that a particular entity is qualified to do business is based solely upon certificates provided by agencies of those states and is limited to the meaning
                  ascribed to such certificates by each applicable state
                  agency);

                           (iv) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (v) the Shares to be sold by the Company have been
                  duly authorized and, upon issuance will be validly issued, fully paid and non-assessable;

                           (vi) the Company has an authorized capitalization as
                  set forth in the Registration Statement and the Prospectus;
                  all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory
                  preemptive rights and, to such counsel's knowledge,
                  contractual preemptive rights, resale rights, rights of first refusal and similar

                                      -18-

                  rights; the Shares are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive
                  rights, resale rights, rights of first refusal and similar rights; the certificates for the Shares to be sold by the
                  Company are in due and proper form and the holders of the
                  Shares will not be subject to personal liability by reason of being such holders;

                           (vii) all of the outstanding shares of capital stock
                  or ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and
                  non-assessable and, except as otherwise stated in the
                  Registration Statement and the Prospectus, are owned by the
                  Company, in each case subject to no security interest, other encumbrance or adverse claim other than the TICC Lien; and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                           (viii) the capital stock of the Company, including
                  the Shares, conforms as to legal matters to the description thereof contained in the Registration Statement and the
                  Prospectus;

                           (ix) (A) the Registration Statement and the
                  Prospectus (except as to the financial statements and
                  schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; and
                  (B) the conditions to the use of Form S-11 have been
                  satisfied;

                           (x) the Registration Statement has become effective
                  under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                           (xi) no approval, authorization, consent or order of
                  or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the
                  Shares by the Company and consummation by the Company of the transactions contemplated hereby and by the Prospectus other than those that have been obtained or made (except such
                  counsel need express no opinion as to any necessary
                  qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being
                  offered by the Underwriters);

                           (xii) the execution, delivery and performance of this
                  Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the
                  transactions contemplated hereby and by the Prospectus do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the
                  charter or by-laws of the Company or any of the Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument that is
                  material to the Company and the Subsidiaries, taken as a
                  whole, to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective
                  properties may be bound or affected, or any federal, state,

                                      -19-

                  local or foreign law, regulation or rule or any decree,
                  judgment or order applicable to the Company or any of the
                  Subsidiaries;

                           (xiii) to such counsel's knowledge, neither the
                  Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under, or give the holder of any
                  indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (1) its respective charter or by-laws, or (2) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of
                  indebtedness, or (3) any license, lease, contract or other agreement or instrument to which the Company or any of the
                  Subsidiaries is a party or by which any of them or any of
                  their respective properties may be bound or affected, except, in the case of clauses (2) and (3), where such conflict,
                  breach or default would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and the Subsidiaries taken as a
                  whole, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the
                  Company or any of the Subsidiaries;

                           (xiv) to such counsel's knowledge, there are no
                  affiliate transactions, off-balance sheet transactions,
                  contracts, licenses, agreements, leases or documents of a
                  character which are required to be described in the
                  Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed;

                           (xv) to such counsel's knowledge, there are no
                  actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the
                  Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so
                  described;

                           (xvi) the Company is not and, after giving effect to
                  the offering and sale of the Shares to be sold by the Company, and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

                           (xvii) the information in the Registration Statement
                  and the Prospectus under the headings "Risk Factors--Risks
                  Related to Government Regulation," "Our Company--Legal
                  Proceedings," "Description of Capital Stock," "Certain
                  Provisions of Maryland Law and Our Articles of Incorporation
                  and Bylaws" and "Federal Income Tax Consequences of Our Status
                  as a REIT", insofar as such statements constitute a summary of documents or matters of law, and those statements in the
                  Registration Statement and the Prospectus that are
                  descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or
                  legal conclusions, are accurate in all material respects and present fairly the information required to be shown;

                           (xviii) except as otherwise described in the
                  Registration Statement and the Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the
                  Registration Statement or otherwise known to such counsel, to cause the Company or the Subsidiaries to register

                                      -20-

                  under the Act any shares of Common Stock or shares of any
                  other capital stock or other equity interest of the Company or the Subsidiaries, or to include any such shares or interest in the Registration Statement or the offering contemplated
                  thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as
                  contemplated thereby or otherwise; and

                           (xix) (a) commencing with its taxable year ended
                  December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and
                  taxation as REIT under the Code and its current and proposed method of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code and (b) any Subsidiary that is a partnership or limited liability company will be classified as a partnership or an entity disregarded as separate from the Company for
                  Federal income tax purposes and not as (a) an association
                  taxable as a corporation or (b) a "publicly traded
                  partnership" taxable as a corporation under Section 7704(a) of the Code.

                           In addition, such counsel shall state that such
         counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the
         Underwriters including their counsel at which the contents of the
         Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent stated in subparagraphs (vi), (viii) and (xvii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the
         Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated
         therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial data included in the Registration Statement or the Prospectus).

                  (b) ING Capital LLC, the Dawntreader Funds and Sandler Capital
         shall furnish to you at the time of purchase an opinion of counsel reasonably acceptable to the Representatives, addressed to the
         Underwriters, and dated the time of purchase with reproduced copies for the other Underwriters and in form and substance satisfactory to
         Clifford Chance US LLP, counsel for the Underwriters, covering the opinions set forth in paragraphs i, iii, iv and v below. The remaining
         Selling Stockholders shall furnish to you at the time of purchase an opinion of Patton Boggs LLP, counsel to such Selling Stockholders, addressed to the Underwriters, and dated the time of purchase with reproduced copies for the other Underwriters, and in the form and substance reasonably satisfactory to Clifford Chance US LLP, counsel for the Underwriters, covering the opinions set forth in paragraph ii below.

                           i. such Selling Stockholder has, (A) valid title to
the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the
Custody Agreement and Power of Attorney), and (B) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters; upon the sale and delivery of the
Shares by each Selling Stockholder against receipt of payment therefor, in each case in accordance with the terms of this Agreement and the Custody Agreement and Power of Attorney, the Underwriters (assuming no Underwriter has notice of any "adverse claim," within the meaning of Section 8-105 of the New York Uniform
Commercial Code to

                                      -21-

such Shares) will acquire good and marketable title to such Shares, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

                           ii. we are of the opinion that, assuming (a) no
Underwriter has notice of any "adverse claim," within the meaning of Section
8-105 of the New York Uniform Commercial Code ("NYUCC") with respect to the remaining Selling Stockholder Shares and (b) payment is made for the remaining
Selling Stockholder Shares by the Underwriters in accordance with the
Underwriting Agreement, then, upon delivery to you of the stock certificates registered in the name of the remaining Selling Stockholders and evidencing shares of Common Stock indorsed to you or in blank by an effective endorsement, you will acquire such shares free of any adverse claim under
Section 8-103 of the NYUCC.

                           iii. the execution, delivery and performance of this
Agreement and the Custody Agreement and Power of Attorney by or on behalf of such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby and by the Prospectus do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or by-laws of such Selling Stockholder, if applicable, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument that is material to such Selling Stockholder, taken as a whole, to which such
Selling Stockholder is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder;

                           iv. this Agreement has been duly authorized, executed
and delivered by such Selling Stockholder; the Custody Agreement and Power of
Attorney have been duly authorized, executed and delivered by such Selling
Stockholder and each is a legal, valid and binding agreement of such Selling
Stockholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnity and contribution provisions set forth in
Section 12 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws; and

                           v. no approval, authorization, consent or order of or
filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Custody Agreement and Power of
Attorney, the consummation of the transaction contemplated herein and therein, and the sale and delivery of the Shares by such Selling Stockholder as contemplated herein and therein, other than such as have been obtained or made under the Securities Act, the Securities Act Regulations, the Exchange Act and
the Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the
Underwriters.

                  (c) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (iv), (v), (viii) (with respect to the Shares only), (ix)(A), (x) and the last subparagraph of
         Section 9(a).

                                      -22-

                  (d) BDO Seidman, LLP shall furnish to you on the date hereof, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters), letters in the forms heretofore approved by
         Merrill Lynch and FBR containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (e) No Prospectus or amendment or supplement to the
         Registration Statement or the Prospectus shall have been filed to which you object in writing.

                  (f) The Registration Statement shall become effective not
         later than 5:30 P.M. New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.

                  (g) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

                  (i) The Company will, at the time of purchase and, if
         applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and Chief Financial Officer
         in the form attached as Exhibit C hereto.

                  (j) You shall have received signed Lock-up Agreements referred to in Section 3(r) hereof.

                  (k) The Company shall have furnished to you such other
         documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the
         time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

                  (l) The Shares to be sold by the Company shall have been
         approved for listing on the New York Exchange, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

                  (m) Each Selling Stockholder will at the time of purchase
         deliver, or have delivered on his, her or its behalf, to you a certificate in the form attached as Exhibit D hereto.

                                      -23-

         10. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                  Until the time of purchase, the obligations of the several
Underwriters hereunder shall be subject to termination in the absolute discretion of FBR or Merrill Lynch or any group of Underwriters (which may include FBR or Merrill Lynch) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this
Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, which would, in FBR's or Merrill Lynch's judgment or in the judgment of such group of
Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange
or the Nasdaq; (ii) a suspension or material limitation in trading in the
Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in FBR's or Merrill Lynch's judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

                  If Merrill Lynch or FBR or any group of Underwriters elects to terminate this Agreement as provided in this Section 10, the Company and each other Underwriter shall be notified promptly in writing.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the
Company or any Selling Stockholder shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(n), 7, 8 and 12 hereof), as applicable, and the
Underwriters shall be under no obligation or liability to the Company and the
Selling Stockholders under this Agreement (except to the extent provided in
Section 12 hereof) or to one another hereunder.

         11. Increase in Underwriters' Commitments. Subject to Sections 9 and 10
hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such
Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or,

                                      -24-

in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule II.

                  Without relieving any defaulting Underwriter from its
obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares to be sold by the Company hereunder unless all of the Firm Shares to be sold by the Company are purchased by the
Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                  If a new Underwriter or Underwriters are substituted by the
Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the
Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule II.

                  If the aggregate number of Firm Shares which the defaulting
Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if none of the non-defaulting Underwriters, the Company or the Selling Stockholders
shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company and the Selling
Stockholders to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company and the Selling
Stockholders. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         12. Indemnity and Contribution.

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the
         Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration
         Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus
         (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus
         as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such
         Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement

                                      -25-

         or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading,
         (ii) any untrue statement or alleged untrue statement made by the
         Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or
         (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the
         Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares.

                           If any action, suit or proceeding (each, a
         "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such
         Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any
         Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the
         Company and paid as incurred (it being understood, however, that the
         Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agree to indemnify and hold harmless any
         Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 45 business days after receipt by such indemnifying party of the aforesaid request,
         (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                                      -26-

         (b) Each of the Selling Stockholders, severally but not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the
         Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim
         (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the
         Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration
         Statement as amended by any post-effective amendment thereof by the
         Company) or in a Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the
         Prospectus and the Prospectus as amended or supplemented by the
         Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such
         Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such
         Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration
         Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration
         Statement or such Prospectus or necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement made by the Selling Stockholder in Section 4 hereof or in the representations and warranties contained in the Custody Agreement and
         Power of Attorney or the failure by the Selling Stockholder to perform when and as required any agreement or covenant contained herein or therein; provided that, each Selling Stockholder shall only be liable for any such loss, claim, damage, liability or action that arises out of or is based upon, information relating to the Selling Stockholder for use in any such Registration Statement or Prospectus; provided, further, that the maximum amount of each Selling Stockholder's liability for indemnification obligations hereunder shall be limited to an amount equal to the aggregate gross proceeds received by such
         Selling Stockholder from the sale of Shares sold by such Selling
         Stockholder.

                  If any Proceeding is brought against an Underwriter or any such person in respect of which indemnity may be sought against a
         Selling Stockholder pursuant to the foregoing paragraph, such
         Underwriter or such person shall promptly notify the Selling
         Stockholder in writing of the institution of such Proceeding and the
         Selling Stockholder shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Selling Stockholder shall not relieve the Selling Stockholder from any liability which the
         Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Selling Stockholder in connection with the defense of such Proceeding or the Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or

                                      -27-

         parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Selling Stockholder (in which case the Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the
         Selling Stockholder and paid as incurred (it being understood, however, the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one
         Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such
         Proceeding). The Selling Stockholder shall not be liable for any settlement of any Proceeding effected without their written consent but if settled with the written consent of the Selling Stockholder, the
         Selling Stockholder agree to indemnify and hold harmless any
         Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 45 business days after receipt by such indemnifying party of the aforesaid request,
         (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company and each Selling Stockholder, their respective directors and officers, and any person who controls the
         Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or the Selling
         Stockholder any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration
         Statement as amended by any post-effective amendment thereof by the
         Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration
         Statement or such Prospectus or necessary to make such information not misleading.

                           If any Proceeding is brought against the Company, the
         Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such
         Proceeding and such Underwriter shall assume the defense of such
         Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses;
         provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such
         Underwriter may have to the Company, the Selling Stockholder or any such

                                      -28-

         person or otherwise. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such
         Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel
         (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
         (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability, or a failure to act, by or on behalf of such indemnified party.

                  (d) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c)
         of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
         above but also the relative fault of the Company and the Selling
         Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the
         Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses)
         received or anticipated

                                      -29-

         to be received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received or anticipated to be received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling
         Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the
         Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any
         Proceeding.

                  (e) The Company, the Selling Stockholders and the Underwriters
         agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the
         Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation
         (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

                  (f) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section
         15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Selling Stockholders, their respective directors or officers or any person who controls the Company or the Selling
         Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this
         Agreement or the issuance and delivery of the Shares. The Company, the
         Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or any of the Selling Stockholders, as applicable, against any of the Company's or any Selling Stockholder's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

         13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the paragraph under the heading "Over-Allotment Option," in the first paragraph under the heading "Commissions and Discounts" and in each of the paragraphs, other than the last three paragraphs, under the heading "Price
Stabilization, Short Positions," in each case under the caption "Underwriting"
in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3, 4 and 12 hereof.

                                      -30-

         14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to
Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center,
New York, New York, 10080 and Friedman, Billings, Ramsey & Co., Inc., 1001 19th
Street North, Arlington, Virginia 22209, Attention: Syndicate Department, and if
to the Company, shall be sufficient in all respects if delivered or sent to the
Company at the offices of the Company at 33 Maiden Lane, 6th Floor, New York,
New York 10038, Attention: Doug W. Naidus, and if to the Selling Stockholders,
shall be sufficient in all aspects if delivered or sent to Doug W. Naidus and
John Cuti, 33 Maiden Lane, 6th Floor, New York, New York 10038.

         15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to choice of law or conflict of laws principles thereof.
The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the
State of New York located in the City and County of New York or in the United
States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this
Agreement is brought by any third party against Merrill Lynch or FBR or any indemnified party. Each of Merrill Lynch, FBR, the Company and the Selling
Stockholders (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Selling Stockholders and may be enforced in any other courts to the jurisdiction of which the Company or the Selling
Stockholders is or may be subject, by suit upon such judgment.

         17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling
Stockholders to the extent provided in Section 12 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation
(including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         18. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         19. Successors and Assigns. This Agreement shall be binding upon the
Underwriters, the Company and the Selling Stockholders and their successors and assigns, and any successor or assign of any substantial portion of the
Company's, the Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

         20. Representations, Warranties and Agreements to Survive. All
representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries and the
Selling Stockholders shall remain operative and in full force and effect regardless of

                                      -31-

(i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or by or on behalf of the Company or its Subsidiaries, the Selling
Stockholders or any person who controls the Company and any Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the
Exchange Act and (ii) delivery of and payment of the Shares.

         21. Arm's Length Relationship: No Fiduciary Duty. The Company and each
Selling Stockholder acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's length commercial transaction between the Company and the Selling
Stockholders, on the one hand, and the several Underwriters, on the other hand,
(ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any Selling
Stockholder, or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (in respect of whether such Underwriter has advised or is currently advising the Company or any such Selling Stockholder on other matters) and no Underwriter has any obligation to the Company or any Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this
Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or any Selling Stockholder, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and each Selling Stockholder has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the
Selling Stockholders and the Underwriters, severally.

                            Very truly yours,

                            MORTGAGEIT HOLDINGS, INC.

                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                            THE SELLING STOCKHOLDERS LISTED ON
                            SCHEDULE I TO THIS UNDERWRITING AGREEMENT

                            By:
                               -------------------------------------------------
                               Name:
                               Title: Attorney-In-Fact

                                      -32-

Accepted and agreed to as of the
date first above written, on
behalf of themselves
and the other several Underwriters
named in Schedule II

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                          INCORPORATED

By:
      --------------------------------------
      Name:
      Title:

By:  FRIEDMAN, BILLLINGS, RAMSEY & CO., INC.

By:
      --------------------------------------
      Name:
      Title:

                                      -33-